(NY) 16527/002/EXCHANGE/EDGAR/EX99-1ED

                             LETTER OF TRANSMITTAL
                            To Tender for Exchange
                           7% Senior Notes due 2029
                                      of
                        THE PEPSI BOTTLING GROUP, INC.
                 Pursuant to the Prospectus dated [ ] __, 1999

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ] __,
1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST DATE AND TIME TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------


                       Delivery to: The Chase Manhattan
                            Bank, as Exchange Agent

                                 By Registered or Certified Mail,
          By Facsimile           Overnight Courier or by Hand:      Confirm by Telephone

       (212) 638-7375, or           The Chase Manhattan Bank           (212) 638-0828
         (212) 344-9367                 55 Water Street
(For Eligible Institutions Only)    Room 234, North Building
                                     New York, New York 10041
                                    Attention: Carlos Esteves


     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges receipt of the Prospectus dated [ ] __, 1999 (the "Prospectus") of The Pepsi Bottling Group, Inc., a Delaware corporation (the "Company"), and this letter of transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7% Series B Senior Notes due 2029 (the "New Notes") for each $1,000 principal amount of its outstanding 7% Senior Notes due 2029 (the "Old Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     The undersigned hereby tenders the Old Notes described in the box entitled "Description of Old Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the holder (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility (as defined) whose name appears on a security position listing as a holder of a book-entry interest in the Global Notes representing Old Notes) of all such Old Notes and the undersigned represents that it has received from each beneficial owner of such Old Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     This Letter of Transmittal is to be used by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Old Notes," or (iii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures."

     The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the boxes entitled "Beneficial Owner(s)--Purchaser Status" and "Beneficial
Owner(s)--Residence."

     Any beneficial owner whose Old Notes are held in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such holder of Old Notes promptly and instruct such holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to record ownership of the Old Notes in such beneficial owner's name or obtain a properly completed power of attorney from the holder of Old Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled "Description of Old Notes," (ii) complete the boxes entitled "Beneficial Owner(s)--Purchaser Status" and "Beneficial Owner(s)--Residence," (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (v) complete the Substitute Form W-9. Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

     Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Old Notes," complete the boxes entitled "Beneficial Owner(s)--Purchaser Status" and "Beneficial Owner(s)--Residence" and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.



                                               DESCRIPTION OF OLD NOTES

                       (1)                                   (2)                    (3)                    (4)
                                                                                                        Principal
                                                                                 Aggregate               Amount
                                                          Old Note               Principal            Tendered for
            Name(s) and Address(es) of                    Number(s)               Amount                Exchange
       Holder(s) of Old Note(s), exactly as            (attach signed           Represented       (must be in integral
  Name(s) appear(s) in records of the Book-Entry           list if                  by                multiples of
      Depositary (Please Fill in, if Blank)              necessary)          Certificate(s)(1)         $1,000)(2)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
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-----------------------------------------------------------------------------------------------------------------------
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                                                    Total
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

(1) Unless indicated in the column "Principal Amount Tendered For Exchange," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

(2) The minimum payment tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.

[ ]   CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

      Name of Tendering Institution:___________________________________________

      Account Number:__________________________________________________________

      Transaction Code Number:_________________________________________________

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING
      (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

      Name of Holder of Note(s):_______________________________________________

      Date of Execution of Notice of Guaranteed Delivery:______________________

      Window Ticket Number (if available):_____________________________________

      Name of Institution which Guaranteed Delivery:___________________________

      Account Number (if delivered by book-entry transfer):____________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:____________________________________________________________________

      Address:_________________________________________________________________

      _________________________________________________________________________



            SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 1, 6, 7 and 8)                               (See Instructions 1, 6, 7 and 8)
----------------------------------------------------            -----------------------------------------------------

     To be completed ONLY (i) if the New Notes                       To be completed ONLY if the New Notes issued
issued in exchange for Old Notes, certificates for              in exchange for Old Notes, certificates for Old Notes
Old Notes in a principal amount not exchanged for               in a principal amount not exchanged for New Notes,
New Notes, or Old Notes (if any) not tendered for               or Old Notes (if any) not tendered for exchange, are
exchange, are to be issued to someone other than                to be mailed or delivered (i) to someone other than
the undersigned or (ii) if Old Notes tendered by                the undersigned or (ii) to the undersigned at an
book-entry transfer which are not exchanged are to              address other than the address shown below the
be returned by credit to an account maintained at               undersigned's signature.
the Book-Entry Transfer Facility.
                                                                Mail or delivered to:
Issue to:

Name________________________________________________            Name_________________________________________________
                   (Please Print)                                                  (Please Print)

Address_____________________________________________            Address______________________________________________

____________________________________________________            _____________________________________________________
                                      (Zip Code)                                                        (Zip Code)
____________________________________________________            _____________________________________________________
(Taxpayer Identification No. or Social Security No.)
                                                                (Taxpayer Identification No. or Social Security No.)

Credit Old Notes not exchanged and delivered by book-entry transfer to the Book-Entry Transfer
Facility (DTC) account set forth below:

____________________________________________________

                  (Account Number)
----------------------------------------------------            ------------------------------------------------------

                        BENEFICIAL OWNER(S)--RESIDENCE

STATE OF DOMICILE/PRINCIPAL PLACE                   PRINCIPAL AMOUNT OF PRIVATE
  OF BUSINESS OF EACH BENEFICIAL                     NOTES HELD FOR ACCOUNT OF
        OWNER OF OLD NOTES                              BENEFICIAL OWNER(S)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


                     BENEFICIAL OWNER(S)--PURCHASER STATUS


The beneficial owner of each of the Old Notes described herein is (check the box that applies):

[ ] A "Qualified Institutional Buyer" (as defined in Rule 144A under the
    Securities Act)

[ ] An "Institutional Accredited Investor" (as defined in Rule 501(a)(1), (2),
    (3) or (7) under the Securities Act)

[ ] A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Old Notes outside the United States in accordance with Rule 904 of the Securities Act

[ ] Other (describe)___________________________________________________________

    ___________________________________________________________________________

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     Pursuant to the offer by The Pepsi Bottling Group, Inc., a Delaware corporation (the "Company") , upon the terms and subject to the conditions set forth in the Prospectus dated [ ] __, 1999 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 7% Series B Senior Notes due 2029 (the "New Notes") for each $1,000 principal amount of its outstanding 7% Senior Notes due 2029 (the "Old Notes"), the undersigned hereby tenders to the Company for exchange the Old Notes indicated above.

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Notes with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, the Book-Entry Transfer Facility, (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Old Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes and (iii) that when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

     By tendering, each holder of Old Notes represents to the Company that (i) the New Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such holder,
(ii) neither the holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) the holder and any such other person acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the holder and any such other person understand that a secondary resale transaction described in clause (iii) above and any resales of New Notes obtained by the holder and any such other person in exchange for the Old Notes originally acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) neither the holder nor any such other person is an "affiliate," within the meaning of Rule 405 under the Securities Act, of the Company. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer, the Company will be deemed to have accepted validly tendered Old Notes, when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date. See "The Exchange Offer--Withdrawal Rights" in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned without expense to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the expiration or termination of the Exchange Offer.

     The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Old Notes not tendered for exchange to the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange to, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the holder of Old Note(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

     IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

                                 SIGNATURE(S)
_______________________________________________________________________________]

                                   SIGN HERE
(Signature(s) of Owner(s))______________________________________________________

Date: ___________________, 1999

Must be signed by the holder(s) of Old Notes exactly as name(s) appear(s) in records of Book-Entry Depositary or on a security position listing or by person(s) authorized to become Old Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s):_______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity (Full Title):_________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

Principal place of business (if different from address listed above):__________

_______________________________________________________________________________

_______________________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone No.: (      )__________________________________________

Tax Identification or Social Security Nos:_____________________________________


                           GUARANTEE OF SIGNATURE(S)
        (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:__________________________________________________________

Name and Title:________________________________________________________________

Name of Firm:__________________________________________________________________
                                (Please Print)
Dated: _______________, 1999

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

     a.  The Securities Transfer Agents Medallion Program (STAMP)

     b.  The New York Stock Exchange Medallion Signature Program (MSP)

     c.  The Stock Exchange Medallion Program (SEMP)

     Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Old Notes or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution; (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes and the amount of Old Notes tendered, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificate(s) for all physically tendered Old Notes, in proper form for transfer or a Book-Entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) the certificate(s) for all physically tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE ELIGIBLE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Old Notes" above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWALS. A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal or by compliance with the appropriate procedures of DTC's Automated Tender Offer Program ("ATOP") system. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn and (ii) identify the Old Notes to be withdrawn (if certificates for Old Notes have been delivered, including the certificate number or numbers and principal amount of such Old Notes). Any such notice of withdrawal must specify the name and number of the account at DTC, the Book-Entry Transfer Facility, to be credited with the withdrawn Old Notes. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, the executed notice of withdrawal, guaranteed by an Eligible Institution (unless such Holder is an Eligible Institution must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Old Notes" at any time on or prior to the Expiration Date.

     5. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes held by any holder, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled "Description of Old Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, for the remainder of the principal amount of the Old Notes, will be sent to such holder of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, ASSIGNMENT AND ENDORSEMENTS.

     (a) The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) of the holder as recorded in the records of the Book-Entry Depositary without alternation, enlargement or any change whatsoever.

     (b) If tendered Old Notes are owned by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Old Notes are owned in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or powers of attorney are required. If, however, Old Notes not tendered or not accepted, are to be issued or returned to a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by a properly completed power of attorney, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) in the records of the Book-Entry Depositary. Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of such person's authority to so act must be submitted with this Letter of Transmittal.

     (f) If this Letter of Transmittal is signed by a person or persons other than the holder of Old Notes listed herein, this Letter of Transmittal must be accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the holders that appear on the security position listing maintained by DTC. Signatures on such powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Holders who tender their Old Notes will not be obligated to pay transfer taxes in connection therewith. If, however, a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the New Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at DTC as such holder of Old Notes may designate.

     9. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payer) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

     10. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to reject any particular Old Notes the acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.

     11. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address listed below for further instructions:


                             The Chase Manhattan Bank
                             55 Water Street
                             Room 234, North Building
                             New York, New York 10041
                             Attention: Carlos Esteves

     13. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for informatio or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

     14. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through DTC's ATOP system by any participant in DTC on behalf of itself and the beneficial owners of any Old Notes so tendered.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR BOOK-ENTRY CONFIRMATION OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 9)

-----------------------------------------------------------------------------------------------------------------------------------
                                             PAYER'S NAME: THE PEPSI BOTTLING GROUP, INC.
-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                      Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
Form W-9                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Department of the Treasury
Internal Revenue Service                                                                    Social Security Number
                                                                                                      OR

                                                                                            Employer Identification
                                                                                                     Number

-----------------------------------------------------------------------------------------------------------------------------------
Payer's Request for             CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I                      Part 2--
   Taxpayer Identification      CERTIFY THAT
   Number ("TIN")               (1) the number shown on this form is my correct Taxpayer                 TIN Applied for [ ]
   and Certification                Identification Number (or I am waiting for a number
                                    to be issued to me).
                                (2)  I am not subject to backup withholding either because
                                     (a) I am exempt from backup withholding, or (b) I have
                                     not been notified by the Internal Revenue
                                     Service (the "IRS") that I am subject to backup
                                     withholding as a result of a failure to report all
                                     interest or dividends, or (c) the IRS has notified me
                                     that I am no longer subject to backup withholding, and
                                (3) any other information provided on this form is true and correct.

                                SIGNATURE_______________________________ DATE ________
-----------------------------------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to
backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------




      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Service Center or Social Security Administrative Office or (b) intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------             -----------------------------
            Signature                                          Date